SunTrust Banks, Inc. 3Q 2009 Earnings Presentation October 22, 2009 Exhibit 99.2

Important Cautionary Statement About Forward-Looking Statements
The following should be read in conjunction with the financial statements, notes and other information contained in the Company’s 2008 Annual Report on Form 10-K, Quarterly Reports on Form
10-Q, and Current Reports on Form 8-K.
This presentation includes non-GAAP financial measures to describe SunTrust’s performance.  The reconciliation of those measures to GAAP measures are provided within or in the appendix of this presentation.  In this presentation, net interest income and net interest margin are presented on a fully taxable-equivalent (“FTE”) basis, and ratios are presented on an annualized basis. The
FTE basis adjusts for the tax-favored status of income from certain loans and investments.  The Company believes this measure to be the preferred industry measurement of net interest income and provides relevant comparison between taxable and non-taxable amounts.
This presentation contains forward-looking statements. Statements regarding future levels of net interest margin, charge-offs, provision expense, FDIC and other regulatory expenses, and income are forward-looking statements.  Also, any statement that does not describe historical or current facts, including statements about beliefs and expectations, is a forward-looking statement.
These statements often include the words “believes,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” “targets,” “initiatives,” “potentially,” “probably,” “projects,” “outlook” or similar expressions or future conditional verbs such as “may,” “will,” “should,” “would,” and “could.” Such statements are based upon the current beliefs and expectations of management and on information currently available to management. Our forward looking statements speak as of the date hereof, and we do not assume any obligation to update these statements or the reasons why actual results could differ from those contained in such statements in light of new information or future events.
Forward-looking statements are subject to significant risks and uncertainties. Investors are cautioned against placing undue reliance on such statements. Actual results may differ materially from those set forth in the forward-looking statements. Factors that could cause actual results to differ materially from those described in the forward-looking statements can be found at Item 1A of our annual report on Form 10-K filed with the Securities and Exchange Commission and available at the Securities and Exchange Commission’s internet site (http://www.sec.gov). Those factors include: difficult market conditions have adversely affected our industry; current levels of market volatility are unprecedented; the soundness of other financial institutions could adversely affect us; there can be no assurance that recently enacted legislation, or any proposed federal programs, will stabilize the U.S. financial system, and such legislation and programs may adversely affect us; the impact on us of recently enacted legislation, in particular the Emergency Economic Stabilization Act of 2008 (“EESA”) and its implementing regulations, and actions by the FDIC, cannot be predicted at this time; credit risk; weakness in the economy and in the real estate market, including specific weakness within our geographic footprint, has adversely affected us and may continue to adversely affect us; weakness in the real estate market, including the secondary residential mortgage loan markets, has adversely affected us and may continue to adversely affect us; weakness in the real estate market may adversely affect our reinsurance subsidiary; as a financial services company, adverse changes in general business or economic conditions could have a material adverse effect on our financial condition and results of operations; changes in market interest rates or capital markets could adversely affect our revenue and expense, the value of assets and obligations, and the availability and cost of capital or liquidity; the fiscal and monetary policies of the federal government and its agencies could have a material adverse effect on our earnings; we may be required to repurchase mortgage loans or indemnify mortgage loan purchasers as a result of breaches of representations and warranties, borrower fraud, or certain borrower defaults, which could harm our liquidity, results of operations, and financial condition; clients could pursue alternatives to bank deposits, causing us to lose a relatively inexpensive source of funding; consumers may decide not to use banks to complete their financial transactions, which could affect net income; we have businesses other than banking which subject us to a variety of risks; hurricanes and other natural disasters may adversely affect loan portfolios and operations and increase the cost of doing business; negative public opinion could damage our reputation and adversely impact our business and revenues; we rely on other companies to provide key components of our business infrastructure; we rely on our systems, employees, and certain counterparties, and certain failures could materially adversely affect our operations; we depend on the accuracy and completeness of information about clients and counterparties; regulation by federal and state agencies could adversely affect our business, revenue, and profit margins; competition in the financial services industry is intense and could result in losing business or reducing margins; future legislation could harm our competitive position; maintaining or increasing market share depends on market acceptance and regulatory approval of new products and services; we may not pay dividends on our common stock; our ability to receive dividends from our subsidiaries accounts for most of our revenue and could affect our liquidity and ability to pay dividends;
significant legal actions could subject us to substantial uninsured liabilities; recently declining values of residential real estate, increases in unemployment, and the related effects on local economics may increase our credit losses, which would negatively affect our financial results; deteriorating credit quality, particularly in real estate loans, has adversely impacted us and may continue to adversely impact us; disruptions in our ability to access global capital markets may negatively affect our capital resources and liquidity; any reduction in our credit rating could increase the cost of our funding from the capital markets; we have in the past and may in the future pursue acquisitions, which could affect costs and from which we may not be able to realize anticipated benefits; we depend on the expertise of key personnel, if these individuals leave or change their roles without effective replacements, operations may suffer; we may not be able to hire or retain additional qualified personnel and recruiting and compensation costs may increase as a result of turnover, both of which may increase costs and reduce profitability and may adversely impact our ability to implement our business strategy; our accounting policies and processes are critical to how we report our financial condition and results of operations, and these require us to make estimates about matters that are uncertain; changes to our accounting policies or in accounting standards could materially affect how we report our financial results and condition; our stock price can be volatile; our disclosure controls and procedures may not prevent or detect all errors or acts of fraud; our financial instruments carried at fair value expose us to certain market risks; our revenues derived from our investment securities may be volatile and subject to a variety of risks; we may enter into transactions with off-balance sheet affiliates or our subsidiaries; and we are subject to market risk associated with our asset management and commercial paper conduit businesses.

2 I. HIGHLIGHTS II. CAPITAL III. FINANCIAL PERFORMANCE IV. RISK REVIEW V. APPENDIX Table of Contents

Third Quarter Highlights
• EPS loss of $0.76 includes $0.16 per share of fair value debt charges and reflects the continued
challenging economic and credit environments
• Solid capital position with estimated Tier 1 Common Ratio of 7.45% and Tier 1 Ratio of 12.55%
• Growth in consumer and commercial deposits moderated; however, positive shift in mix continued
• Average earning assets and loan balances declined as client demand remained weak
• Overall revenue and noninterest income remained cyclically soft; however, margin and net interest income increased sequentially, in part due to increased client deposits and improved mix
• Expenses continued to be well managed with compensation and other controllable expenses declining while cyclical expenses, including FDIC and pension, continued to impact results
• Credit losses increased as anticipated; however, early stage delinquency and nonperforming loans were stable compared to 2Q 2009
• In addition to encouraging core business trends, we believe our focus on risk mitigation, efficiency, and executing client driven initiatives will deliver steadily improving results as the operating environment improves
I. HIGHLIGHTS

3Q 2009                 2Q 2009              1Q 2009
Estimate                   Actual                  Actual
Capital Ratios Remained Solid
Tier 1 Common Ratio
Tier 1 Capital Ratio
Tier 1 Capital Ratio (Excl TARP)
Total Capital Ratio
Book Value per Share
Tangible Common Book Value per Share
Capital Ratios
II. CAPITAL
7.34%
12.23%
9.11%
15.31%
$36.16
$23.41
1. TARP preferred included in Tier 1 ratio contributes an estimated 3.27% to the 9/30/09 Tier 1 capital ratio, 3.12% at 6/30/09, and 3.00% at 3/31/09
2. Please refer to the appendix to this presentation for a reconcilement to the most directly comparable GAAP financial measure
7.45%
12.55%
9.28%
15.90%
$36.06
$23.35
5.83%
11.02%
8.02%
14.15%
$46.03
$28.15
2
1

($ in millions, except per share data)
Results Reflect Sustained Economic Pressures
Income Statement Highlights
III. FINANCIAL PERFORMANCE
Net Interest Income (FTE)
Provision for Loan Losses
Noninterest Income
Total Revenue (FTE)
Total Noninterest Expense
Total Noninterest Expense Excl Goodwill Charge
Pre-Tax Loss
Provision/(Benefit) for Income Taxes
Preferred Dividends
Gain on Redemption of Preferred Stock
Net Loss Available to Common Shareholders
Net Loss Per Share Excluding Goodwill Charge
Net Loss Per Average Common Diluted Share
Net Loss Per Share Excl Goodwill Charge
NM = Not Meaningful—those changes over 1000% or where results changed from positive to negative
% Change      % Change                          % Change
3Q 2009 2Q 2009        3Q 2008       YTD 2009      YTD 2008
1. Please refer to the appendix to this presentation for a reconcilement to the most directly comparable GAAP financial measure
$1,168.2
1,133.9
775.1
1,943.2
1,428.8
1,428.8
(653.0)
(336.1)
68.2
4.9
(377.1)
(377.1)
(0.76)
(0.76)
4%
18%
(28)%
(11)%
(6)%
(6)%
(96)%
(126)%
(6)%
(95)%
(129)%
(129)%
(85)%
(85)%
(1)%
125%
(40)%
(21)%
(14)%
(14)%
NM
537%
NM
NM
NM
NM
NM
NM
$3,382.2
3,090.2
2,968.0
6,350.2
5,108.8
4,357.7
(1,951.4)
(635.8)
211.7
94.3
(1,417.0)
(702.1)
(3.41)
(1.69)
(4)%
104%
(21)%
(13)%
19%
3%
NM
NM
NM
NM
NM
NM
NM
NM
1
1
1

($ in millions, quarterly average balances)
Balance Sheet Summary
Commercial
Real Estate Home Equity Lines
Real Estate Construction
Real Estate 1-4 Family
Real Estate Commercial
Consumer – Direct
Consumer – Indirect
Credit Card
Total Loans
Noninterest-Bearing Deposits
NOW Accounts
Money Market Accounts
Savings
Consumer Time
Other Time
Total Consumer and Commercial Deposits
Brokered & Foreign Deposits
Total Deposits
3Q 2009 2Q 2009 2Q 2009 3Q 2008
Annualized
% Change
III. FINANCIAL PERFORMANCE
1. Excludes $6.5 billion of nonaccrual and restructured loans
Deposit Growth Slowed, Though Mix Improved; Loan Demand Remained Weak
$35,410
15,611
5,421
28,398
15,820
5,042
6,617
990
$113,309
$24,516
23,956
32,505
3,733
16,735
13,041
114,486
5,193
$119,679
(8)%
(1)%
(16)%
0%
(2)%
2%
1%
(4)%
5%
4%
2%
(4)%
(6)%
1%
(21)%
0%
(33)%
(5)%
(64)%
(13)%
1%
(7)%
7%
5%
(18)%
21%
16%
8%
(15)%
(25)%
3%
(86)%
(2)%
1
(3)%
(7)%
1%
(48)%
12%
7%
(7)%
15%
(7)%
17%
21%
(1)%
3%
10%
14%
(67)%
3%
(10)% (13)%
(1)% 17% 0%

U.S. Treasury
U.S. Agency
U.S. States and Subdivisions
MBS – Agency
MBS – Private
Corporate & Other
Other Equity
Total AFS
High Quality Securities Portfolio Increased Due To Strong Liquidity
3Q 2009                                2Q 2009             $ Change
Securities Available for Sale
($ in millions, period end balance)
Securities Portfolio
III. FINANCIAL PERFORMANCE
$953
3,975
1,000
12,464
417
801
2,513
$22,123
$191
389
1,004
14,386
440
619
2,436
$19,465
$762
3,586
(4)
(1,922)
(23)
182
77
$2,658

3.07%
3.14%
2.87%
2.94%
3.10%
3Q 2008 4Q 2008 1Q 2009 2Q 2009 3Q 2009
Margin Expanded 16 bps from 2Q 2009
•
3Q margin expansion driven
primarily by improved deposit
pricing and funding mix, with
increased core deposits and
decreased broker deposits and
long-term debt
•
Focus on deposit and loan
pricing benefited margin and
offset compression associated
with NPA’s and sluggish loan
demand
•
Based on current trends and
assumptions, modest additional
margin expansion in 4Q is
expected
Net Interest Margin
III. FINANCIAL PERFORMANCE

($ in millions)
Higher Provision Expense Driven by Charge-Offs; Growth in ALLL Continued to Slow
Provision For Loan Loss
III. FINANCIAL PERFORMANCE
Provision
Net Charge-offs
Net Charge-off Ratio
Net ALLL Increase
Allowance to Loan Ratio
$994.1
$610.1
1.97%
$384.0
2.21%
3Q 2009       2Q 2009         1Q 2009       4Q 2008
$962.5
$552.5
1.72%
$410.0
$503.7
$392.1
1.24%
$111.6
$962.2
$801.2
2.59%
$161.0
2.37%
$1,133.9
$1,005.9
3.33%
$128.0
2.61%
1.54%
1.86%
3Q 2008

(40)%
(15)%
Noninterest Income
Net Adjustments
Adjusted Noninterest Income
($ in millions)
Noninterest Income Remained Cyclically Soft; $136 Million Impact from Mortgage Repurchase
Reserves in the Quarter
1.  Adjustment detail included in appendix includes securities gains and losses
2.  Please refer to the appendix to this presentation for a reconcilement to the most directly comparable GAAP financial measure
Noninterest Income
III. FINANCIAL PERFORMANCE
%  Change
3Q 2009      2Q  2009        3Q 2008        2Q 2009     3Q 2008
$775
(70)
$845
$1,072
145
$927
$1,285
286
$999
(28)%
(9)%
1
2

(14)%
(4)%
$(63)
(67)
27
26
$(14)
$(49)
Expense Results
Noninterest Expense
Net Adjustment
Adjusted Noninterest Expense
Expense Driver Analysis
Total Adjusted Incr/(Decr)
Credit Related Costs
FDIC (Excl Special Assessment)
Pension
Subtotal of Expense Drivers
Net Expense Incr/(Decr) Excl Drivers
Controllable Expenses Well Managed; Economically Cyclical Expenses Continued to Impact Results
1.  Adjustment detail included in appendix
2.  Includes operating losses, credit and collections, other real estate expense, additions to mortgage re-insurance reserves and unfunded commitment reserve, but does not include additional personnel expense related to credit administration or default management.
Change
3Q 2009             2Q 2009            3Q 2008 2Q 2009 3Q 2008
%
($ in millions)
Noninterest Expense
III. FINANCIAL PERFORMANCE
$
Change
$1,429
33
$1,396
215
46
28
$1,528
124
$1,404
171
71
31
$1,665
206
$1,459
282
19
2
(6)%
(1)%
$(8)
44
(25)
(3)
$16
$(24)
1
2

Asset Quality Metrics
IV. RISK REVIEW
Increased Credit Losses from Construction, Mortgage and C&I Portfolios; NPL, NPA and 30-89
DPD Balances Stable versus 2Q 2009
($ in millions)
3Q 2009 2Q 2009 1Q 2009 3Q09 vs 2Q09 2Q09 vs 1Q09
Total Loans at End of Period $116,487.9 $122,816.2 $123,893.0 -$6,328.3 -$1,076.8
Allowance for Loans & Lease Losses 3,024.0 2,896.0 2,735.0 128.0 161.0
Net Charge-offs 1,005.9 801.2 610.1 204.7 191.1
Provision Expense 1,133.9 962.2 994.1 171.7 -31.9
NPAs 6,094.8 6,165.0 5,246.4 -70.2 918.6
NPLs to Total Loans 4.67% 4.48% 3.75% 0.19% 0.73%
NPAs to Total Loans + OREO/OA 5.20% 4.99% 4.21% 0.21% 0.78%
ALLL to Loans 2.61% 2.37% 2.21% 0.24% 0.16%
NCOs (annualized to Average Loans) 3.33% 2.59% 1.97% 0.74% 0.62%
30-89 Days Past Due 1.52% 1.54% 1.76% -0.02% -0.22%

Loan Portfolio
IV. RISK REVIEW
1. Consumer - Direct includes approximately $3 billion of federally guaranteed student loans
The Majority of Asset Quality Issues Continued to be Driven by the Residential Real Estate
Secured Portfolios
Balance % of Balance % of C/O Ratio C/O Ratio 30-89 DLQ% 30-89 DLQ%
($ in millions) 09/30/2009 Portfolio 06/30/2009 Portfolio 3Q09 2Q09 3Q09 2Q09
Commercial
$33,492 29% $37,961 31% 2.15% 1.53% 0.43% 0.27%
Commercial Real Estate
15,294 13% 15,859 13% 0.51% 0.07% 0.84% 0.85%
Consumer - Direct
(1)
5,059 4% 5,121 4% 1.41% 0.91% 4.67% 4.25%
Consumer - Indirect
6,564 6% 6,406 5% 1.50% 1.24% 1.51% 1.66%
Credit Cards
957 1% 1,006 1% 9.39% 9.03% 3.38% 3.72%
Real Estate Home Equity Lines
16,121 14% 16,298 13% 4.51% 4.79% 1.45% 1.38%
Real Estate 1-4 Family
31,623 27% 31,989 26% 4.92% 4.06% 2.23% 2.50%
Real Estate Construction
7,380 6% 8,176 7% 8.83% 4.20% 2.63% 3.36%
Total
$116,488 100% $122,816 100% 3.33% 2.59% 1.52% 1.54%

40%
34%
1%
11%
5%
6%
3%
Unsecured: 40%
Receivables: 34%
Assignments of Contracts and Intangibles:11%
Deposits, CSV, Securities, Letters of Credit: 5%
Equipment (Business/Commercial): 6%
Inventory: 3%
Residential Property: 1%
38%
34%
28%
Mid-Atlantic Group
Central Group
Florida Group
IV. RISK REVIEW
C&I Portfolio
1.   Excludes leasing portfolio
2.   Excludes large corporate client portfolio and leasing portfolio
Well Diversified C & I Portfolio
14%
12%
11%
10%
9%
8%
7%
7%
7%
6%
6%
4%
Consumer Products & Svcs: 14%
Retailing: 12%
Gov, Relig. & Non Profit:11%
Div. Fin. & Ins: 10%
Energy & Utilities: 9%
Health Care & Pharma: 8%
Div. Com. Svcs: 7%
Other: 7%
Capital Goods: 7%
Real Estate: 6%
Media & Telecom: 6%
Materials: 4%
Client Segment
Geography
Collateral Type
Industry Group
32%
16%
8%
5%
39%
Commercial
Large Corporate
Leasing
Wealth Management
Small Business
1
2
1

Central
Group
33%
Mid-Atlantic
Group
44%
National
5%
Florida
Group
18%
Investor
Owned
41%
Owner
Occupied
59%
41% Investor Owned Portfolio is Well Diversified
IV. RISK REVIEW
Commercial Real Estate Portfolio
Geography
4,764
1,240
54
18 12
0
1,000
2,000
3,000
4,000
5,000
<$1MM $1MM-
10MM
$10MM-
20MM
$20MM-
30MM
>$30MM
# of Loans
$1.0 Million Avg Loan Size
Granularity
Retail
24%
Office
20%
Multifamily
18%
Warehouse/
Industrial
15%
Special Purpose
Real Estate
15%
Hotels/
Motels
8%
Property Type

1.  Excludes $60 million of mark-to-market loans held for sale in Q3 2009 and $65 million in Q2 2009.
2.  Does not include nonaccruals
Residential Mortgages $31,623 million
Residential Mortgages
IV. RISK REVIEW
Delinquencies Stabilized While Growth in Nonaccruals Moderated; Florida Remains the Trouble
Spot for this Portfolio
($ in millions)
Portfolio Profile Credit Quality Metrics
Loan Type
9/30/09
Balance
6/30/09
Balance
9/30/2009
$ Nonaccruals
6/30/2009
$ Nonaccruals
9/30/09
60+ DLQ
6/30/09
60+ DLQ
Core Portfolio $24,306 $ 24,314 $1,855 $1,683 1.71% 1.92%
Home Equity Loans 2,227 2,382 65 71 1.16 0.99
Prime 2 3,065 3,210 96 120 2.92 2.58
Lot Loans 1,162 1,157 278 280 5.50 5.33
Alt-A 1 637 694 254 259 8.65 7.84
Alt-A 2 226 232 38 51 9.99 8.76
Total $31,623 $31,989 $2,586 $2,464 2.28% 2.34%
1
1
2
2
nd
nd
st

Home Equity Lines $16,121 million
1.  Excludes 3  party originated
2.  Excludes 3rd party originated and Florida CLTV > 80%
3.  Excludes 3rd party originated, Florida CLTV>80% and CLTV 90+%
4.  Annualized quarterly rate
Portfolio Profile Credit Quality Metrics
Type
9/30/09
Balance
% of
Total
6/30/09
Balance
3Q 09
Charge-off
4
%
2Q 09
Charge-off
4
%
3Q 09
Nonaccrual
%
2Q 09
Nonaccrual
%
3 Party
Originated $1,630 10% $1,703 12.56% 13.75% 4.04% 4.41%
CLTV > 80%
(Florida) 1,839 11 1,892 9.97 10.32 3.18 3.68
CLTV > 90% 1,597 10 1,644 4.78 4.54 1.56 1.84
All Other 11,055 69 11,059 2.25 2.35 1.23 1.20
Total $16,121 100% $16,298 4.51% 4.79% 1.74% 1.91%
Home Equity Lines
IV. RISK REVIEW
Charge-Offs and Nonaccruals Declined in 3Q 2009 for nearly all HELOC portfolio segments
($ in millions)
rd
1
2
3
rd

1. Annualized third quarter net charge-off ratio
($ in millions)
Construction Balances Continued Rapid Decline to 6% of Total Loans; Residential Builder Charge-Offs
Increased Significantly
Construction $7,380 million
19
14%
%
of
Portfolio
4.87%
7.76
1.00
0.74
2.79
7.73
7.91
5.57%
2Q 09
30 +
DLQ
Portfolio Profile Credit Quality Metrics
Type
9/30/09
Balance
%
FL
3Q 09
C/O
%
$
NPLs
FL
NPLs
%
3Q 09
30 +
DLQ
Construction Perm $1,029 27% 7.70% $297 36% 4.82%
Residential
Construction 1,373 29 7.76 481 44 5.51
Residential A&D 1,446 20 21 21.85 486 29 7.01
Residential Land 527 7 39 16.01 186 48 4.49
Commercial
Construction 2,016 27 19 0.59 78 64 1.30
Commercial A&D 471 6 23 0.75 16 52 3.67
Commercial Land 518 7 30 0.92 38 21 7.20
Total
$7,380 100% 25% 8.83% $1,582 39% 4.49%
IV. RISK REVIEW
Construction
1

Allowance to Nonperforming Loan Review
ALLL Coverage of NPLs Increases to 109% When Adjusted for NPLs Previously Written Down and
Impaired Loans With Specific Reserve Allocations
IV. RISK REVIEW
($ in millions, period end balances)
IMPAIRED COMMERCIAL LOANS WITH SPECIFIC RESERVES
3Q 2009
9/30/09
9/30/09 FAS114 Cumulative
Balance Reserve Charge-Offs Implied Severity
Commerical and Investment Banking $273 $55 $176 52%
Commercial 1,013 202 147 30%
Wealth & Investment Management 15 -             2 10%
Commercial FAS 114 Portfolio $1,301 $258 $326 36%
ALLL / NPL Coverage Ratio
20%
57%
109%
32%
Base ALLL/NPL
Coverage¹
Res Mtg Previously
Written Down²
Impaired CML Loans
With Specific
Reserves
Adjusted ALLL/NPL
Coverage
1. Base ALLL/NPL  coverage ratio excludes  $108 million  in nonaccrual loans held at fair value
2. Adjustments include reducing the denominator  of the ratio for the carrying value of residential  mortgages previously  written-down  and those not requiring a write-down  (Appendix slide 26), and a $277 million reduction in the numerator for reserves attributed to these nonperforming loans for lower collateral values that have occurred since the FFIEC write-down at 180 DPD.

0
500
1,000
1,500
2,000
2,500
4Q 2008 1Q 2009 2Q 2009 3Q 2009
Accruing TDRs Nonaccruing TDRs
TDR Trends
IV. RISK REVIEW
Pace of Mortgage Modifications Has Increased
$731
$1,049
$1,477
$2,021
($ in millions, period end balances)

Credit Summary
IV. RISK REVIEW
•
Overall, credit quality remains weak with steady results in key credit indicators for the 3 quarter
•
Balances were stable for nonperforming loans, nonperforming assets and early stage delinquencies, while net charge-offs increased driven by the Construction, Mortgage and C&I portfolios
•
The Allowance for Loan and Lease Losses (ALLL) increased to 2.61% of loans
•
Residential Mortgage delinquencies declined, while nonaccrual balances trended higher
•
The Construction portfolio declined nearly 10% – $796 million – in 3Q 2009 and is down 46% since
December 2007
Construction-to-Perm stabilized
Residential Construction credit performance remained weak
Commercial Construction continues to perform well
•
ALLL coverage of NPLs is nearly 109% adjusted for Residential Mortgage NPLs that have had write-
downs and specific (FAS114) reserves
•
Continued improvements in delinquencies combined with stable nonperforming loans are encouraging relative to future credit losses
•
Credit losses are expected to remain elevated for the next quarter or two given continued weakness in residential real estate-related and cyclically sensitive commercial exposures. At the current time, we do not expect a significant increase or decrease in charge-offs in 4Q.  Depending on the strength and pace of economic recovery, we currently expect improvement in the second half of 2010 rd

22 Appendix

($ in millions)
Total Noninterest Income
Securities Gains/(Losses)
VISA Gain
Transplatinum Gain
Fair Market Write-downs – Trading
STI Debt Valuation-Trading
Fair Value Write-downs – Mortgage Prod
Fair Value Write-downs – Other Income
ARS Reserve - Trading
MSR (Impairment)/Recovery – Mtg Svcing
Net Adjustments
Adjusted Noninterest Income
Noninterest Income Reconciliation
V. APPENDIX
%                  %
Change       Change
3Q 2009     2Q 2009       3Q 2008        2Q 2009      3Q 2008
$1,072
(25)
112
-
(1)
(96)
(4)
-
2
157
145
$927
$1,285
173
-
82
(113)
341
(17)
(7)
(173)
-
286
$999
(28)%
(9)%
(40)%
(15)%
$775
47
-
-
14
(131)
(11)
-
11
-
(70)
$845

Total Noninterest Expense
Net E Nonrecurring
Visa Litigation Accrual
Coke Charitable Contribution
AHG Write-down (Other Expense)
Net Loss/(Gain) on Debt Extinguishment
FDIC Special Assessment
Net Adjustments
Net Total
Change
3Q 2009        2Q 2009        3Q 2008 2Q 2009 3Q 2008
%
($ in millions)
Noninterest Expense Reconciliation
V. APPENDIX
$1,528
-
7
-
-
39
78
124
$1,404
$1,429
-
-
-
31
2
-
33
$1,396
$1,665
3
20
183
-
-
-
206
$1,459
(6)%
(1)%
(14)%
(4)%
2

Noninterest Income
Mortgage Repurchase Reserve
FV MSR Hedging-Trading
FV MSR Hedging-Mortgage Servicing
Noninterest Expense
Unfunded Commitment Reserve (Other Exp)
Mortgage Reinsurance
Operating Losses
Credit & Collections
Other Real Estate
Total Credit-Related
Additional Noninterest Income and Expense Disclosures
V. APPENDIX
$
Change
3Q 2009         2Q 2009        3Q 2008          2Q 2009 3Q 2008
($ in millions)
$(135.6)
(13.2)
13.2
29.1
10.0
18.4
69.1
88.3
$214.9
$73.6
8.6
(8.6)
30.7
(14.6)
(14.2)
2.8
39.3
$44.0
$(62.0)
(4.6)
4.6
(1.6)
24.6
32.6
66.3
49.0
$170.9
$(12.9)
-
-
16.2
48.0
135.2
50.6
32.3
$282.3
$122.7
(13.2)
13.2
12.9
(38.0)
(116.8)
18.5
56.0
$(67.4)

(As of 09/30/09, $ in millions)
1. Reserves have been established for residential mortgage loans that have not had specific write-downs as well as for incremental losses on loans carried at expected recoverable values
2. Nonaccruals not requiring write-downs include well-secured loans and loans with claims in process for individual and pool PMI policies
3. Excludes Home Equity nonaccruals of $65 million, $60 million of mark-to-market loans held for sale and $91 million of residential real estate loans managed on commercial  system
Nonaccruals that have been through the
specific write-down process
Loan
Type
Balance
before
write-
down
-
Amount
of write-
down
=
Non
accruals with               accruals not
write-down
+
Non
requiring
write-down
+
Non
accruals
without
specific
write-down
=
Total
Non
accruals
% Loss
Severity
Core
Portfolio
$1,328 $(438) $890 $346 $528 $1,764 26.2%
Prime 2 348 (348) -- 96 -- 96 --
Lot
Loans
348 (182) 166 56 56 278 45.2%
Alt-A 1 178 (54) 124 53 77 254 23.3%
Alt-A 2 119 (105) 14 -- 24 38 88.4%
Total $2,321 $(1,127) $1,194 $551 $685 $2,430
Residential Mortgages
Nonaccrual Balances Increased, but 72% of Nonaccruals Have Been Through the Write-Down
Process
(1)
VI. APPENDIX
nd
nd
st
2
3

V. APPENDIX
($ in thousands, except per share data)
Reconciliation of Non GAAP Measures
September 30
June 30 September 30
2009 2009 2008
Total shareholders' equity                $22,908,284 $22,953,158 $18,069,378
Goodwill, net of deferred taxes                     (6,204,954) (6,213,243) (7,062,869)
Other intangible assets including MSRs, net of deferred taxes (1,559,765) (1,468,209) (1,328,055)
MSRs 1,422,716 1,322,322 1,150,013
Tangible equity              16,566,281            16,594,028            10,828,467
Preferred stock (4,911,416)             (4,918,863)             (500,000)
Tangible common equity
$11,654,865
$11,675,165 $10,328,467
Total assets                 $172,717,747 $176,734,971 $174,776,760
Goodwill
(6,314,382)
(6,314,382) (7,062,869)
Other intangible assets including MSRs
(1,604,136)
(1,517,483) (1,389,965)
MSRs
1,422,716
1,322,322 1,150,013
Tangible assets                 $166,221,945 $170,225,428 $167,473,939
Tangible equity to tangible assets 9.96% 9.75% 6.47%
Tangible book value per common share
$23.35
$23.41 $29.18
Three Months Ended

V. APPENDIX
Reconciliation of Non GAAP Measures
($ in thousands, except per share data)
September 30
June 30 September 30
September 30
September 30
2009 2009 2008 2009 2008
Total noninterest expense $1,428,847 $1,527,972 $1,665,295 $5,108,842 $4,292,870
Goodwill/intangible impairment charges other than MSRs -                      -                           -                     751,156             45,000
Total noninterest expense excluding goodwill/intangible impairment charges other than MSRs $1,428,847 $1,527,972 $1,665,295 $4,357,686 $4,247,870
Net income/(loss) ($316,941) ($183,460) $312,444 ($1,315,568) $1,143,361
Goodwill/intangible impairment charges other than MSRs, after tax -                      -                           -                     723,853             27,281
Net income/(loss) excluding goodwill/intangible
     impairment charges other than MSRs, after tax
($316,941) ($183,460) $312,444 ($591,715) $1,170,642
Net income/(loss) available to common shareholders ($377,144) ($164,428) $304,397 ($1,416,953) $1,115,920
Goodwill/intangible impairment charges other than MSRs attributable to
     common shareholders, after tax -                      -                           -                     714,824 27,006
Net income/(loss) available to common shareholders excluding goodwill/intangible impairment charges other than MSRs, after tax
($377,144) ($164,428) $304,397 ($702,129) $1,142,926
Net income/(loss) per average common share, diluted ($0.76) ($0.41) $0.87 ($3.41) $3.19
Impact of excluding goodwill/intangible impairment charges other than MSRs attributable
     to common shareholders, after tax -                          -                           -                     1.72                    0.08
Net income/(loss) per average diluted common share, excluding goodwill/intangible impairment charges other than MSRs, after tax ($0.76)
($0.41) $0.87
($1.69)
$3.27
SUPPLEMENTAL INCOME STATEMENT RECONCILIATION
Net income/(loss)
($316,941)
($183,460) $312,444
($1,315,568)
$1,143,361
Preferred dividends, Series A
(1,763)
(5,635)                  (5,111)
(12,398)
(17,200)
U.S. Treasury preferred dividends (66,439)              (66,546)                -                     (199,264)           -
Dividends and undistributed earnings allocated to unvested shares 3,106                  1,788                   (2,936)           15,959               (10,241)
Gain on purchase of Series A preferred stock 4,893                  89,425                 -                     94,318               -
Net income/(loss) available to common shareholders ($377,144) ($164,428) $304,397 ($1,416,953) $1,115,920
Three Months Ended Nine Months Ended